EXHIBIT 10.49

THIS  NOTE  IS  SUBJECT  TO THE  RIGHTS  OF MCG  FINANCE  CORPORATION  (AND  ITS
SUCCESSORS,  ASSIGNEES,   TRANSFEREES,   PLEDGEES,  AND  PARTICIPANTS)  UNDER  A
SUBORDINATION AGREEMENT DATED OCTOBER 15, 1999.

                                 PROMISSORY NOTE
                                                                 October 1, 1999
$3,000,000.00                                                     Greenville, SC

     FOR VALUE RECEIVED, OmniCall, Inc., a South Carolina corporation, promises to pay to William M. Rogers, or his Assignee, the sum of Three Million and no/100 Dollars ($3,000,000.00), together with interest thereon from the date hereof at a variable annual percentage rate equal to 100 basis points above the index rate of SouthTrust Bank, N.A.'s 30-day LIBOR, due and payable as follows:

     (a)  Monthly  installments  of  interest  only due and payable on the first
(1st) day of each month, commencing November 1, 1999, and continuing on the first (1st) day of each successive month thereafter until December 1, 2000; and

     (b) Quarterly installments of Seven Hundred Fifty Thousand and no/100 ($750,000.00) Dollars each to be applied to the principal balance of the Note, plus interest accrued thereon, commencing January 31, 2001 and continuing on the last day of each successive three-month period thereafter until paid in full.

     NOTWITHSTANDING THE FOREGOING, THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL INTEREST ACCRUED THEREON, SHALL BECOME IMMEDIATELY DUE AND PAYABLE IN THE EVENT OF: (I) A CHANGE OF CONTROL OF ACCESS ONE COMMUNICATIONS CORP. AS REFERRED TO IN SECTION 6.6 OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER ENTERED INTO BY AND AMONG ACCESS ONE COMMUNICATIONS, INC., OMNICALL, INC. AND OMNICALL ACQUISITION CORP., DATED OCTOBER 15, 1999; OR (II) AN INITIAL PUBLIC OFFERING OF ACCESS ONE COMMUNICATIONS CORP.

     The Maker hereof shall have the right to prepay the within principal obligation in whole or in part at any time without premium or penalty.

     All payments shall be applied first to interest and then to principal, and all interest not paid when due shall bear interest at the same rate as the principal.

     The undersigned Maker and any endorser of the obligations of Maker to Holder agree that if any one of the following events shall occur and be continuing, the whole amount evidenced by this Note shall, at the option of the Holder and subject to the provisions hereinafter set forth, become at once due and payable, and said Holder shall have the right to institute any proceedings upon this Note and any collateral given to secure the same for the purpose of collecting said principal and interest, with reasonable costs and expenses, and of protecting any security connected herewith. The Holder may thereon, or at any time thereafter, sell any and all securities and/or other property on which it has a lien, mortgage or security interest.

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     (a) The  failure  to pay  any  installment  of  interest  and/or  principal hereunder when due, beginning ten (10) business days after written notice of same to the Maker;

     (b) The filing of a petition in bankruptcy by or against the Maker or the commencement of any proceeding or under any acts of Congress relating to the relief of debtors for the relief or adjustment of any indebtedness of the Maker, either through reorganization, composition, extension or otherwise, and if such petition or proceeding is not commenced by the Maker, the Maker shall fail to obtain a dismissal, stay, or other nullification of such proceeding within thirty (30) days after the institution of the proceedings; or

     (c) The insolvency or the execution of an assignment for the benefit of creditors, or the appointment of a receiver, trustee or custodian of the property of the Maker and, if such appointment is not consented to by the Maker, it shall not be revoked or dismissed in thirty (30) days.

     The Holder hereof shall give notice to Maker prior to acceleration following Maker's breach of any covenant or agreement set forth in this Note. The notice shall specify: (a) the breach; (b) the action required to cure the breach; (c) a date, not less than twenty (20) days from the date the notice is given to Maker, by which the breach must be cured; and (d) that failure to cure the breach on or before the date specified in the notice will constitute an Event of Default under this Note, and may result in acceleration of the sums due hereunder.

     Maker further agrees that if this Note be placed in the hands of an attorney for collection, or if this debt or any part thereof be collected by an attorney or by legal proceedings of any kind, a reasonable attorney fee, besides all costs and expenses incident upon such collection, shall be added to the amount due upon this note, and be collectible as a part thereof.

     Witness the hand and seal of each of the signers hereof.

                                            OMNICALL, INC.


                                            By: /s/ Larry K. Long
                                                --------------------------
                                                President

                                            And: /s/ Robert J. Rogers
                                                 -------------------------
                                                 Secretary